UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2007
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	0-17224 (Commission File Number)	66-031262 (IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 21, 2007, César A. Ortiz resigned as Chief Accounting Officer and Controller of Doral Financial Corporation (the “Company”), effective on May 31, 2007.
     The Company appointed Mr. Arturo Tous, age 30, to the position of Chief Accounting Officer, on an interim basis, effective June 1, 2007. Mr. Tous is currently serving as a Senior Vice President and Chief Financial Compliance Officer. Prior to his appointment as Chief Financial Compliance Officer, Mr. Tous served as Chief Accounting Officer until November 2006.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 22, 2007, the Board of Directors of the Company amended Article II, Section 7 of the Company’s Bylaws, which relates to the shareholders’ ability to vote through proxies at the Company’s annual meeting of shareholders. Prior to the amendment, Article II, Section 7 provided, among other things, that shareholders’ could appoint proxies by an instrument in writing subscribed by such shareholder or by his duly authorized attorney-in-fact and delivered to the secretary of the meeting. Article II, Section 7, as amended, clarifies that, as permitted by the Puerto Rico General Corporations Law of 1995, registered shareholders can vote their shares using the Internet, by telephone number or through any other method of electronic transmission. Article II, Section 7, as amended, requires that any such proxy voting is made through means designed to authenticate shareholders’ identities and instructions.
     A copy of Article II, Section 7 of the Bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to Exhibit 3.2. The amendments became effective upon their adoption by the Board of Directors on May 22, 2007.
Item 8.01 Other Events.
     On May 22, 2007, the Company appointed Christopher Poulton as an Executive Vice President and Chief Business Development Officer. Mr. Poulton is expected to join the Company in June 2007 and will report directly to Mr. Glen R. Wakeman, the Company’s President and Chief Executive Officer.
     Since 1993, Mr. Poulton served in various positions, including Vice President — Business Development, at GE Money (formerly known as GE Consumer Finance), the third-largest division of The General Electric Company. Mr. Poulton holds a BBA in Finance and Marketing from the Southern Methodist University and an MBA from the University of Chicago.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	Bylaws of Doral Financial Corporation (Incorporated by reference to exhibit number 3.2 of Doral Financial’s Annual Report on Form 10-K for the year ended December 31, 2005)
3.2	Amendment to Article II, Section 7 of the Bylaws of Doral Financial Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: May 29, 2007	By:	/s/ Marangal I. Domingo
		Name:	Marangal I. Domingo
		Title:	Chief Financial Officer